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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2018

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Term Loan Facility

[Note: On December 13, 2016, Erie Indemnity Company (the “Company”) entered into a First Amendment to Credit Agreement between the Company and PNC Bank, National Association (the “First Amendment”). The First Amendment clarified: (i) how interest would be calculated during the Draw-Period (from November 7, 2016 to June 1, 2018) and upon expiration of the Draw-Period; (ii) the amount of the Collateral Value during the Draw-Period and after the expiration of the Draw-Period; and (iii) the requirements of the Collateral Value during the Draw-Period and after the expiration of the Draw-Period for a Delinquency event.  Because this First Amendment only clarified several provisions of the Credit Agreement, and did not materially alter the obligations or rights of either party, the First Amendment was deemed to be not material and, therefore, was not previously filed as an exhibit to the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”). For purposes of the disclosure below regarding the Second Amendment, and having all of the amendments on file with the SEC, the Company determined that it would be appropriate to file the First Amendment at this time. The above description does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.]

On January 22, 2018, the Company entered into a Second Amendment to Credit Agreement between the Company and PNC Bank, National Association (the “Second Amendment”). The Second Amendment amends the Term Loan Facility to permit loans made by the Company to its independent agents pursuant to the Company’s financing program for independent agents for the purposes of perpetuating such independent agents’ insurance agencies, acquiring assets and/or equity of other independent insurance agencies or making investments to grow existing independent insurance agencies. The Second Amendment further provides that the loans made by the Company to these independent insurance agencies shall not be made with the proceeds of any borrowings under this loan facility.

The above description does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Amendment to Revolving Credit Facility

On January 22, 2018, the Company also entered into a Third Amendment to Amended and Restated Credit Agreement among the Company, the lenders party thereto and JPMorgan Chase Bank, National Association, as administrative agent (the “Third Amendment”). The Third Amendment amends the Revolving Credit Facility to permit loans made by the Company to its independent agents pursuant to the Company’s financing program for independent agents for the purposes of perpetuating such independent agents’ insurance agencies, acquiring assets and/or equity of other independent insurance agencies or making investments to grow existing independent insurance agencies. The Third Amendment further provides that the loans made by the Company to these independent insurance agencies shall not be made with the proceeds of any borrowings under this credit facility.

The above description does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment to Credit Agreement by and between Erie Indemnity Company and PNC Bank, National Association, dated as of December 13, 2016.

10.2 Second Amendment to Credit Agreement by and between Erie Indemnity Company and PNC Bank, National Association, dated as of January 22, 2018.

10.3 Third Amendment to Amended and Restated Credit Agreement by and among Erie Indemnity Company, the lenders named therein and JPMorgan Chase Bank, National Association, as administrative agent, dated January 22, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

January 24, 2018	By:	/s/ Brian W. Bolash

Name: Brian W. Bolash
Title: Corporate Secretary and Senior Counsel

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Credit Agreement by and between Erie Indemnity Company and PNC Bank, National Association, dated as of December 13, 2016.

10.2	Second Amendment to Credit Agreement by and between Erie Indemnity Company and PNC Bank, National Association, dated as of January 22, 2018.

10.3
Third Amendment to Amended and Restated Credit Agreement by and among Erie Indemnity Company, the lenders named therein and JPMorgan Chase Bank, National Association, as administrative agent, dated January 22, 2018.